Richard M. Adams Chairman of the Board & Chief Executive Officer W. Mark Tatterson Chief Financial Officer & Executive Vice President United Bankshares, Inc. to Acquire Carolina Financial Corporation Combining to Form Leading Community Bank in the Southeast and Mid-Atlantic November 18, 2019 www.UBSI-Inc.com Exhibit 99.2

Forward Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Carolina Financial Corporation (“Carolina Financial”) and United, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) United’s and Carolina Financial’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and Carolina Financial and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and Carolina Financial. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Carolina Financial may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of United and Carolina Financial may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and Carolina Financial are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United's and Carolina Financial's markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Carolina Financial’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (http://www.sec.gov). United and Carolina Financial caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to United or Carolina Financial or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. United and Carolina Financial do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. Additional Information About the Merger and Where to Find It This presentation shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Stockholders of United and Carolina Financial and other investors are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that United will file with the Securities and Exchange Commission in connection with the proposed Merger because it will contain important information about United, Carolina Financial, the Merger, the persons soliciting proxies in the Merger and their interests in the Merger and related matters. Investors will be able to obtain all documents filed with the SEC by United free of charge at the SEC's Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing United’s website at www.ubsi-inc.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by accessing Carolina Financial’s website at www.haveanicebank.com under the tab “Investor Relations” and then under the heading “SEC Filings”. You are urged to read the joint proxy statement/prospectus carefully before making a decision concerning the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Transactions United, Carolina Financial and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from United’s and Carolina Financial’s stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the United and Carolina Financial stockholders in connection with the proposed Merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.   You can find information about the executive officers and directors of United in its Annual Report on Form 10-K for the year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on March 29, 2019. You can find information about Carolina Financial’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on March 22, 2019. You can obtain free copies of these documents from United, or Carolina Financial using the contact information above. Important Information

Creates Significant Strategic and Financial Value

Meaningfully Enhances Franchise Value	▪ Provides increased scale to drive growth, investment and innovation ➢ ~$25.1 Billion in pro forma total assets ▪ Complementary market presence across the Mid-Atlantic and Southeast regions ▪ More comprehensive business mix drives an enhanced customer experience
Strategically Compelling	▪ Continuation of UBSI's strategic expansion in the Carolinas ▪ Opportunity to deliver UBSI's suite of products and services to large, high growth markets in the Carolinas ➢ Charleston, Charlotte, Columbia, Greenville S.C., Myrtle Beach, Raleigh, Wilmington ▪ Solidifies UBSI's footing in the Carolinas and opens the door for additional M&A opportunities throughout the Carolinas and the Southeast
Combination Forms Leading Community Bank in the Southeast and Mid-Atlantic	▪ Opportunity to benefit from the dislocation of community banks in the Carolinas as a result of the significant market consolidation in recent years ▪ Scarcity value of CARO, one of the few remaining banks of this size and scale with an established branch network in these markets ➢ 2nd largest community bank headquartered in the Carolinas by asset size ➢ #2 and #6 community bank by deposit market share in South Carolina and North Carolina, respectively
Strong Financial Transaction with Conservative Assumptions	▪ High single-digit EPS accretion in 2020 and beyond (7.5% in 2020[1] / 8.3% in 2021) ▪ Minimal TBV dilution (~3.4%) with a 2.5 year earnback (crossover method) ▪ Achievable 25% cost savings assumption ▪ Maintain "well-capitalized" regulatory capital ratios (~10.5% Leverage / ~14.6% Total RBC) ▪ Mid-to-high teens IRR

(1) Assumes three quarters of earnings contribution from CARO, excludes one-time transaction costs
Source: S&P Global Market Intelligence; Deposit market share data as of June 30, 2019

UNITED BANKSHARES, INC. 3

Overview of the Carolina Financial Corp. Franchise

Company Profile

Headquarters	Charleston, SC
Established	1996
Ticker	CARO (NASDAQ)

MRQ Balance Sheet

Total Assets	$4.0 Billion
Total Loans	$2.7 Billion
Total Deposits	$2.8 Billion
Total Shareholders' Equity	$621.6 Million
Loans / Deposits	95.7%

MRQ Profitability

Net Income	$16.6 Million
ROAA	1.71%
ROAE	10.82%
Net Interest Margin	4.13%
Efficiency Ratio	52.8%

MRQ Capitalization

TCE / TA	12.50%
Leverage Ratio	13.40%
Tier 1 Ratio	17.04%
Total Capital Ratio	17.59%

MRQ Asset Quality

NPAs / Assets	0.60%
NCOs / Average Loans	0.05%

Carolina Financial Branch Network[1]



Winston-Salem
Greensboro
Durham
Raleigh
Asheville
Jacksonville
Columbia
CARO
62 Branches
CART
11 Branches
Carolina Financial
CORPORATION

Company Overview

- 2nd largest community bank headquartered in the Carolinas by Asset size
- Operates through CresCom Bank, a commercial and retail focused bank, with a Mortgage Company subsidiary, Crescent Mortgage Company, headquartered in Atlanta
  - Pro forma branch network of 73 locations across North Carolina and South Carolina
- Pending acquisition of Carolina Trust BancShares, Inc. (NASDAQ: CART)
  - Announced July 15, 2019; Anticipated closing 4Q19
  - $622.5 million in Assets with a significant presence in the Charlotte market

(1) Branch network is pro forma for pending acquisition of Carolina Trust BancShares, Inc.
Note: Financial data as of September 30, 2019 and does not include pending acquisition of Carolina Trust BancShares, Inc. (NASDAQ: CART)
Source: S&P Global Market Intelligence and Company filings

UNITED BANKSHARES, INC. 4

Pro Forma Franchise Overview

Pro Forma Highlights

Total Assets	~$25.1 Billion
Net Loans	~$17.5 Billion
Total Deposits	~$17.8 Billion
Tangible Equity	~$2.3 Billion

Pro Forma Franchise Footprint


Columbus
Harrisburg
Greensboro
Richmond
UBSI
156 Locations
CARO
73 Branches

Note: Information is estimated pro forma for pending acquisition of Carolina Trust BancShares, Inc. (NASDAQ: CART)
Source: S&P Global Market Intelligence, FDIC and Company filings; Deposit market share as of June 30, 2019

UNITED BANKSHARES, INC. 5

Transaction Overview

Exchange Ratio and Consideration	▪ Fixed exchange ratio of 1.13x ▪ 100% stock consideration
Transaction Value[1,2]	▪ $44.65 per share, $1.1 billion in aggregate
Key Pricing Multiples	▪ 15.2x Price / 2019E Core EPS[3], based on CARO Median Consensus estimates ▪ 2.07x Price / Q3 2019 Tangible Book Value ▪ 15.7% market premium
Pro Forma Ownership	▪ ~78% UBSI / ~22% CARO
Management	▪ Key senior management and executives are being retained from CARO and CART
Board of Directors	▪ Jerry Rexroad, President, CEO & Director of CARO, to join UBSI, United Bank, George Mason Mortgage Boards of Directors
Timing and Approvals	▪ CARO and UBSI shareholder approval ▪ Customary regulatory approvals ▪ Anticipated closing in 2Q 2020 (Anticipated closing of CART acquisition in 4Q 2019)

(1) Based on UBSI's closing stock price of $39.51 as of November 15, 2019
(2) Based on 24,809,726 shares of CARO common stock outstanding and 304,706 stock options outstanding with a weighted average strike price of $11.08
(3) Core EPS excludes non-recurring revenues and expenses. On a GAAP basis, Price/2019E Median Consensus EPS is 16.0x

UNITED BANKSHARES, INC. 6

Carolina Financial Corporation Market Overview

Charleston, S.C.

- Top 30 best in the country for business and careers (Forbes 2018)
- Recent expansions of Boeing, Volvo, and Mercedes facilities

Charlotte, N.C.

- Charlotte is the largest metropolitan area in the Carolinas with total population in excess of 2.5 million; 23% workforce growth since 2010
- #2 highest growth in number of small businesses (WalletHub 2016)
- 5 Fortune 500 companies located in Charlotte, and 11 Fortune 1,000 companies and one of the largest financial hubs in the U.S.

Greenville, S.C.

- #2 Best City to Start a Business (Xome 2016)
- #1 City for Economic Potential

Myrtle Beach, S.C.

- 2nd fastest growing MSA in the United States for a third year in a row
- #30 MSA in job growth (Forbes)

Raleigh, N.C.

- Top 10 for Best Large City to Start a Business (WalletHub 2018)
- Major employers include IBM, SAS Institute and Cisco

Wilmington, N.C.

- Home to UNCW – seventh largest University in the UNC System
- Top 50 best in the country for business and careers (Forbes 2018)

'20 – '25 Projected HH Income Growth[1] (%)

CARO's favorable market demographics



12.6%
11.9%
11.6%
12.2%
11.4%
11.8%
United States 9.9%
Charleston, SC MSA
Myrtle Beach, SC-NC MSA
Charlotte, NC-SC MSA
Greenville, SC MSA
Washington, NC MSA
CARO Weighted-Avg.

(1) Individual MSAs reflect CARO's top 5 markets by total CARO deposits in-market
Note: CARO is pro forma for pending acquisition of Carolina Trust BancShares, Inc.
Sources: Demographic data is provided by Claritas based primarily on the US Census Data and S&P Global Intelligence; N.C. Department of Commerce; WalletHub; Fortune; The University of North Carolina System; Forbes; Greenville and Wake County Chamber of Commerce; Xome; Nerdwallet

UNITED BANKSHARES, INC. 7

Meaningful Presence in High Growth Markets

Projected Population Growth (2020 – 2025) | Southeast Region



Projected Population Growth (%)
9.2%
7.8%
7.7%
7.1%
7.0%
6.2%
6.1%
5.5%
6.1%
United States
3.3%
Myrtle Beach, SC-NC MSA
Raleigh, NC MSA
Charleston, SC MSA
Wilmington, NC MSA
Charlotte, NC-SC MSA
Durham-Chapel Hill, NC MSA
Greenville, SC MSA
Columbia, SC MSA
CARO weighted-average

Select Carolina Financial Corporation markets are in blue

Note: Southeast region includes AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV; CARO is pro forma for pending acquisition of Carolina Trust BancShares, Inc.

Source: S&P Global Market Intelligence

UNITED BANKSHARES, INC. 8

Attractive Loan and Deposit Mix UBSI CARO¹ Pro Forma Loan Mix Deposit Mix Pro forma for the pending acquisition of Carolina Trust BancShares, Inc. excluding purchase accounting adjustments Note: UBSI and CARO loan and deposit composition as of September 30, 2019 per holding company regulatory filings; CART loan and deposit composition as of September 30, 2019 per bank regulatory filings; Jumbo time deposits defined as time deposits >$250,000 Source: S&P Global Market Intelligence

Key Merger Assumptions Earnings ï,§ Projections based on Median Consensus estimates Estimates ï,§ Cost savings: 25% of CARO’s non-interest expense base Synergies ï,§ Revenue enhancements identified but not modeled Core Deposit ï,§ 2.5% of CARO’s non-time deposits amortized sum of the years digits over 10 years Intangible Loan Mark and ï,§ Gross loan credit mark of 1.0% of CARO’s gross loans CECL ï,§ CECL Allowance of 1.0% of loans, fully reflected in pro forma tangible book value Assumptions per share at closing Other FMV ï,§ Net ~$5 million of pre-tax interest rate marks representing a negative impact on adjustments CARO’s equity at closing ï,§ ~$52 million in pre-tax one-time expenses Merger Expenses ï,§ Fully reflected in pro forma tangible book value per share at closing ï,§ Comprehensive financial, legal, regulatory and operational due diligence conducted ï,§ Over 50% of CARO’s commercial loan portfolio was reviewed by UBSI’s experienced Due Diligence credit team ï,§ Performed due diligence on CART 10

Proven Track Record of Successful Acquisitions Proven track record of successful acquisitions… …while remaining focused on providing strong returns for their shareholders Estimated pro forma for the pending acquisition of Carolina Trust BancShares, Inc. Proxy peers as defined in the 2019 Proxy Statement dated March 29, 2019, excluding MB Financial, Inc. which was acquired on August 27, 2019 Note: Total return from September 30, 2009 through November 15, 2019 Source: S&P Global Market Intelligence

Identifiable Opportunity in the Carolinas Source: S&P Global Market Intelligence, FDIC Over the last 10 years, the number of commercial banks in the Carolinas has declined by over 50% as a result of consolidation among community banks Significant scarcity value of Carolina Financial Corporation given the few remaining banks of this size and scale with an existing branch network in these markets UBSI is uniquely positioned to provide customers in the Carolinas with a broad set of banking products and services similar to a regional/national bank but small enough to remain focused on the individual client relationship # of Commercial Banks in NC and SC Identifiable Market Opportunity Recent Acquisitions in the Carolinas

Transaction Highlights
Continues United’s history of successful bank M&A transactions
Carolina Financial Corporation will be UBSI’s 32nd Acquisition
Acquisition of a high-performing bank that provides geographic diversification Continuation of the strategic expansion into high growth markets in the Carolinas Conservative assumptions produce a financially compelling transaction
Pro forma 35th largest banking company in the country based upon market cap
Establishes UBSI as Leading Community Bank in the Southeast and Mid-Atlantic
13